Supplemental Employee Compensation Expense Information (Tables)	12 Months Ended
Dec. 31, 2021
Disclosure of Supplemental Employee Compensation Expense Information Explanatory [Abstract]
Summary of Supplemental Employee Compensation Expense Information
TransGlobe’s Consolidated Statements of Earnings (Loss) and Comprehensive Income (Loss) is prepared primarily by nature of item, with the exception of employee compensation expense which is included in both production and operating, and general and administrative (“G&A”) expense line items. The following table details the amount of total employee compensation expense included in production and operating expense and G&A expense line items:

($000s)	2021	2020
Production and operating	3,547	3,569
G&A	12,804	5,207

Total	16,351	8,776